Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly report of Cedric Kushner Promotions, Inc. & Subsidiaries (the Company) on Form 10-QSB for the six months ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2004.





/s/Cedric Kushner
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Name: Cedric Kushner
Title: Chief Executive Officer
(Principal Executive Officer)



Date: September 10, 2004